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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date Of Earliest Event Reported) January 22, 2001


                           Transworld Healthcare, Inc.
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             (Exact name of Registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

        1-11570                                     13-3098275
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(Commission File Number)                (I.R.S. Employer Identification No.)


                  555 Madison Avenue, New York New York 10022
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 750-0064


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         Transworld Healthcare, Inc. ("Transworld") announced on January 22, 2001 that it has initiated a stock repurchase program, whereby Transworld may purchase up to approximately one million ($1,000,000) dollars of its outstanding common stock. Such purchases may be conducted in open market transactions or in privately negotiated transactions from time to time.

         Certain statements contained herein are forward-looking statements that have been made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve unknown risks and uncertainties which may cause actual results in the future periods or plans for future periods to differ materially from those described herein as anticipated, believed or estimated.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 23, 2001

                                    TRANSWORLD HEALTHCARE, INC.

                                    By: /s/ John B. Wynne
                                        ----------------------------------------
                                        John B. Wynne
                                        Vice President and Chief Financial
                                        Officer (Principal Financial Officer and
                                        Duly Authorized to Sign on Behalf of
                                        Registrant)









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